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                            Exhibit  99.1


                      National Management Consulting, Inc.
                        150 Broad Hollow Road, Suite 103
                            Melville, New York 11747
                                 (631) 385-6200


                            CERTICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of National Management Consulting, Inc. (the "Company") on Form10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on January__,2002 (the "Report"), I, Steven Horowitz, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Steven  Horowitz
-------------
Steven  Horowitz,  President  and
Chief  Executive  Officer
January  ,2003

                                  Exhibit 99.1

                      National Management Consulting, Inc.
                        150 Broad Hollow Road, Suite 103
                            Melville, New York 11747
                                 (631) 385-6200



                            CERTICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of National Management Consulting, Inc. (the "Company") on Form10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on January__,2002 (the "Report"), I, Andrew J. Schenker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Andrew  J.  Schenker
-------------
Andrew  J.  Schenker
Chief  Financial  Officer
January  ,2003





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